Consolidated Statements of Comprehensive Income/(Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Consolidated Statements of Comprehensive Income/(Loss)
Net income / (Loss)	$ 63,323	$ (132,336)	$ 95,298
Other Comprehensive income / (loss):
Unrealized interest rate swap gains/ (losses)	0	0	3,272
Realized loss on cash flow hedges associated with capitalized interest	0	0	(3,272)
Reclassification of realized losses associated with capitalized interest to depreciation and amortization	1,036	1,034	722
Reclassification of losses on previously designated cash flow hedges to interest and finance costs	0	22,904	9,816
Actuarial gains/ (losses)	3,335	(637)	(942)
Other Comprehensive income	4,371	23,301	9,596
Total Comprehensive income / (loss) attributable to Ocean Rig UDW Inc.	$ 67,694	$ (109,035)	$ 104,894